Exhibit 99.2

October 26, 2010 Third Quarter Results

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2009 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through November 12, 2010 at (800) 475-6701 in the U.S., access code: 169651, and internationally at (320) 365-3844, access code: 169651. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Third Quarter Highlights Financial Summary Summary Appendices Note: All ’10 and ’09 data, other than as noted, are for continuing operations only.

Third Quarter Highlights

Third Quarter Highlights Net sales of $860.9 mm - Up 16.1% versus prior year on a constant currency basis - Strong volume growth in all markets except US construction Adjusted EBITDA* of $169.1 mm - Up 19.2% versus prior year on a constant currency basis Adjusted EBITDA* margin of 19.6% - Higher volumes and continued cost discipline enable Rockwood to maintain high margins Adjusted EPS* of $0.55 - Increase versus prior year driven primarily by higher volumes, continued focus on cost control and lower interest expense Free cash flow* of $129.7 mm - $252 million free cash flow YTD - Strong Adj. EBITDA, combined with continued tight working capital management, contributed to excellent free cash flow generation Net Debt/LTM Adj. EBITDA at 2.89 - $283 million in cash on balance sheet at Sept. 30, 2010 * Non-GAAP measure; see reconciliation in the appendix

Third Quarter and Year-to-Date Summary Third Quarter Year-to-Date % Change % Change ($M) , except EPS Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Continuing Operations: Net Sales 860.9 786.2 9.5% 16.1% 2,569.3 2,176.6 18.0% 19.9% Adjusted EBITDA (a) 169.1 151.1 11.9% 19.2% 506.3 385.6 31.3% 33.9% Adj. EBITDA Margin 19.6% 19.2% 0.4 ppt 19.7% 17.7% 2.0 ppt Net Income - as reported 40.5 10.2 129.8 7.0 EPS (Diluted) - as reported (c) 0.52 0.14 1.67 0.09 Net Income - as adjusted (d) 42.6 14.0 124.1 21.6 EPS (Diluted) - as adjusted (d) 0.55 0.19 1.60 0.29 (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. For the third quarter, Yr 2010 based on share count of 78,086; Yr 2009 based on share count of 75,520. For the first nine months, Yr 2010 based on share count of 77,671; Yr 2009 based on share count of 74,372.

Net Sales Growth Third Quarter Year-to-Date ($M) Net Sales % Change ($M) Net Sales % Change Yr 2010 Qtr 3 860.9 Yr 2010 YTD 2,569.3 Yr 2009 Qtr 3 786.2 Yr 2009 YTD 2,176.6 Change 74.7 9.5% Change 392.7 18.0% Due to (Approx.): Due to (Approx.): Pricing 10.4 1.3% Pricing (0.4) (0.0%) Currency (51.6) (6.6%) Currency (41.2) (1.9%) Volume/Mix 115.9 14.7% Volume/Mix 434.3 20.0%

Results By Segment – Third Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q3 2010 Q3 2009 Total Constant Currency (b) Q3 2010 % Sales Q3 2009 % Sales Total Constant Currency (b) Specialty Chemicals 283.6 261.5 8.5% 13.1% 70.8 25.0% 68.1 26.0% 4.0% 7.5% Performance Additives 187.8 182.2 3.1% 6.5% 34.1 18.2% 28.3 15.5% 20.5% 25.1% Titanium Dioxide Pigments 192.7 177.5 8.6% 20.1% 34.2 17.7% 24.6 13.9% 39.0% 53.7% Advanced Ceramics 131.0 108.6 20.6% 31.0% 40.3 30.8% 31.4 28.9% 28.3% 40.4% Specialty Compounds 63.9 54.8 16.6% 18.8% 9.4 14.7% 8.8 16.1% 6.8% 9.1% Corporate and Other 1.9 1.6 18.8% 31.3% (19.7) (10.1) (95.0%) (98.0%) Total Rockwood $860.9 $786.2 9.5% 16.1% $169.1 19.6% $151.1 19.2% 11.9% 19.2% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based o n constant currencies. See Appendices.

Results By Segment – Year-to-Date @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2010 YTD 2009 Total Constant Currency (b) YTD 2010 % Sales YTD 2009 % Sales Total Constant Currency (b) Specialty Chemicals 860.5 723.0 19.0% 19.1% 218.0 25.3% 175.9 24.3% 23.9% 24.2% Performance Additives 564.4 517.6 9.0% 10.1% 100.6 17.8% 71.2 13.8% 41.3% 43.4% Titanium Dioxide Pigments 564.1 480.8 17.3% 22.2% 94.5 16.8% 65.6 13.6% 44.1% 50.6% Advanced Ceramics 385.3 293.6 31.2% 35.3% 117.9 30.6% 75.3 25.6% 56.6% 61.9% Specialty Compounds 189.9 157.5 20.6% 20.3% 28.6 15.1% 25.5 16.2% 12.2% 11.8% Corporate and Other 5.1 4.1 24.4% 29.3% (53.3) (27.9) (91.0%) (92.1%) Total Rockwood $2,569.3 $2,176.6 18.0% 19.9% $506.3 19.7% $385.6 17.7% 31.3% 33.9% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based o n constant currencies. See Appendices.

Specialty Chemicals In the Fine Chemicals business, significantly higher volumes of lithium products were partially offset by lower selling prices of potash and lithium carbonate and higher raw material costs. In the Surface Treatment business, higher volumes in all markets, particularly in automotive and general industrial applications, and lower raw material costs had a favorable impact on the results. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Third Quarter 283.6 261.5 8.5% 13.1% 70.8 68.1 4.0% 7.5% Adj. EBITDA Margin 25.0% 26.0% (1.0) ppt Year-to-Date 860.5 723.0 19.0% 19.1% 218.0 175.9 23.9% 24.2% Adj. EBITDA Margin 25.3% 24.3% 1.0 ppt

Performance Additives Net sales and Adjusted EBITDA were up primarily from higher volumes of oilfield and other applications in the Clay-based Additives business and a favorable product mix and increased selling prices in the Color Pigments and Services business. This was partially offset by higher raw material costs and lower construction volumes in the United States. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Third Quarter 187.8 182.2 3.1% 6.5% 34.1 28.3 20.5% 25.1% Adj. EBITDA Margin 18.2% 15.5% 2.7 ppt Year-to-Date 564.4 517.6 9.0% 10.1% 100.6 71.2 41.3% 43.4% Adj. EBITDA Margin 17.8% 13.8% 4.0 ppt

Titanium Dioxide Pigments Net sales and Adjusted EBITDA were up primarily from higher selling prices, as well as increased volumes in all applications and a favorable product mix. This was partially offset by higher raw material and production costs. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Third Quarter 192.7 177.5 8.6% 20.1% 34.2 24.6 39.0% 53.7% Adj. EBITDA Margin 17.7% 13.9% 3.8 ppt Year-to-Date 564.1 480.8 17.3% 22.2% 94.5 65.6 44.1% 50.6% Adj. EBITDA Margin 16.8% 13.6% 3.2 ppt

Advanced Ceramics Net sales and Adjusted EBITDA were up from higher volumes in all product applications, primarily medical, automotive and electronic applications, partially offset by higher maintenance costs and lower selling prices. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Third Quarter 131.0 108.6 20.6% 31.0% 40.3 31.4 28.3% 40.4% Adj. EBITDA Margin 30.8% 28.9% 1.9 ppt Year-to-Date 385.3 293.6 31.2% 35.3% 117.9 75.3 56.6% 61.9% Adj. EBITDA Margin 30.6% 25.6% 5.0 ppt

Specialty Compounds Net sales and Adjusted EBITDA were up from higher selling prices, as well as increased volumes in most applications, primarily in wire and cable. Adjusted EBITDA was negatively impacted by higher raw material costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Third Quarter 63.9 54.8 16.6% 18.8% 9.4 8.8 6.8% 9.1% Adj. EBITDA Margin 14.7% 16.1% (1.4) ppt Year-to-Date 189.9 157.5 20.6% 20.3% 28.6 25.5 12.2% 11.8% Adj. EBITDA Margin 15.1% 16.2% (1.1) ppt

Financial Summary

Income Statement - Reported ($M) Third Quarter Year-to-Date Yr 2010 Yr 2009 Yr 2010 Yr 2009 Net sales 860.9 786.2 2,569.3 2,176.6 Gross profit 276.7 231.2 824.9 616.5 Gross Profit % 32.1% 29.4% 32.1% 28.3% Operating Income 103.5 72.6 305.4 149.9 Operating income % 12.0% 9.2% 11.9% 6.9% Interest expense, net (a) (38.6) (53.6) (116.7) (131.4) Loss on early extinguishment of debt (1.6) (0.9) (1.6) (26.6) Foreign exchange gain, net 0.9 4.5 0.8 15.4 Other, net - - 0.5 0.4 Income from continuing operations before taxes $64.2 $22.6 $188.4 $7.7 Income tax provision 20.7 13.0 53.4 6.9 Income from continuing operations $43.5 $9.6 $135.0 $0.8 (Loss) income from discontinued operations, net of tax - (0.1) - 3.3 Net income $43.5 $9.5 $135.0 $4.1 Net (income) loss attributable to noncontrolling interest (3.0) 0.6 (5.2) 6.2 Net income attributable to Rockwood Holdings, Inc. $40.5 $10.1 $129.8 $10.3 Amounts attributable to Rockwood Holdings, Inc.: Income from continuing operations 40.5 10.2 129.8 7.0 (Loss) income from discontinued operations - (0.1) - 3.3 Net income $40.5 $10.1 $129.8 $10.3 (a) Interest expense, net includes: Interest expense on debt, net (38.4) (50.7) (121.1) (126.5) Mark-to-market gains (losses) on interest rate swaps 1.2 (1.3) 8.9 1.3 Deferred financing costs (1.4) (1.6) (4.5) (6.2) Total $(38.6) $(53.6) $(116.7) $(131.4)

Reconciliation of Net Income to Adjusted EBITDA ($M) 2010 2009 2010 2009 Net income attributable to Rockwood Holdings, Inc. 40.5 10.1 129.8 10.3 Net income (loss) attributable to noncontrolling interest 3.0 (0.6) 5.2 (6.2) Net income 43.5 9.5 135.0 4.1 Income tax provision 20.7 13.0 53.4 6.9 Loss (income) from discontinued operations, net of tax - 0.1 - (3.3) Income from continuing operations before taxes 64.2 22.6 188.4 7.7 Interest expense, net 38.6 53.6 116.7 131.4 Depreciation and amortization 63.5 71.5 193.4 208.5 Sub-Total 166.3 147.7 498.5 347.6 Restructuring and other severance costs 1.5 4.2 4.9 16.0 Systems/organization establishment expenses 0.1 2.4 1.5 5.5 Acquisition and disposal costs 0.4 - 1.0 - Loss on early extinguishment of debt 1.6 0.9 1.6 26.6 Loss (gain) on sale of assets and other 0.1 (0.4) 0.2 (0.3) Foreign exchange gain, net (0.9) (4.5) (0.8) (15.4) Other - 0.8 (0.6) 5.6 Total Adjusted EBITDA $169.1 $151.1 $506.3 $385.6 Year-to-Date Third Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $40.5 $0.52 $129.8 $1.67 Adjustments to expenses from continuing operations: Restructuring and other severance costs 1.2 0.02 3.4 0.04 Loss on early extinguishment of debt 1.4 0.02 1.4 0.02 Foreign exchange on financing activities 0.4 - - - Systems/organization establishment expenses - - 1.0 0.01 Other 0.7 0.01 0.9 0.01 Subtotal 3.7 0.05 6.7 0.08 Adjustments to income from continuing operations: Mark-to-market swap gain (1.0) (0.01) (6.7) (0.09) Impact of tax related items (0.6) (0.01) (4.8) (0.05) Foreign exchange gains on financing activities - - (0.9) (0.01) Subtotal (1.6) (0.02) (12.4) (0.15) Total adjustments 2.1 0.03 (5.7) (0.07) As adjusted $42.6 $0.55 $124.1 $1.60 Weighted average number of diluted shares outstanding 78,086 77,671 Year-to-Date 2010 Third Quarter 2010 (a) The tax effects of the adjustments are a provision of $0.1 million for the third quarter 2010 and a benefit of $4.9 million for the first nine months 2010, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – Third Quarter 2010 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $64.2 $20.7 $(3.0) $40.5 Adjustments to expenses from continuing operations: Restructuring and other severance costs 1.5 0.3 1.2 Systems/organization establishment expenses 0.1 0.1 - Loss on early extinguishment of debt 1.6 0.2 1.4 Foreign exchange on financing activities (b) (0.9) (1.3) 0.4 Other 0.6 - 0.1 0.7 Adjustments to income from continuing operations: Mark-to-market swap gain (c) (1.3) (0.2) 0.1 (1.0) Impact of tax related items (d) - 0.6 (0.6) As adjusted $65.8 $20.4 $(2.8) $42.6 (c) MTM gain / loss in the US is not tax effected because of valuation allowances. Third Quarter 2010 (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (d) Represents a benefit related to a functional currency change. (b) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes.

Consolidated Net Debt

	December 31, 2009		March 31, 2010		June 30, 2010		September 30, 2010	
($M)	**as reported**	**Covenant**	**as reported**	**Covenant**	**as reported**	**Covenant**	**as reported**	**Covenant**
Balance Sheet FX-Rate	*1.43*	*1.39*	*1.35*	*1.41*	*1.22*	*1.39*	*1.36*	*1.36*
LTM Adj EBITDA - as reported	**$540.5**	**$540.5**	**$596.3**	**$596.3**	**$643.1**	**$643.1**	**$661.2**	**$661.2**
Acquisition related and other adjustments [(a)]		(0.2)		(1.2)		(0.2)		4.2
LTM Adj EBITDA - for covenant purposes	**$540.5**	**$540.3**	**$596.3**	**$595.1**	**$643.1**	**$642.9**	**$661.2**	**$665.4**
Net Debt [(b)]								
TiO2 Venture Revolver	14.3	13.9	-	-	-	-	-	-
Rockwood Term Loans	1,506.9	1,495.5	1,469.9	1,488.4	1,432.3	1,481.7	1,266.7	1,264.9
TiO2 Venture Term Loan	343.7	334.6	324.2	339.3	281.5	320.0	313.6	312.1
Assumed Debt	105.3	97.0	98.7	97.5	89.7	94.6	74.3	68.1
Sr. Sub. Notes 2014	558.2		537.9		506.1		541.0	
Total Debt	**$2,528.3**	**$1,941.0**	**$2,430.7**	**$1,925.2**	**$2,309.6**	**$1,896.2**	**$2,195.6**	**$1,645.1**
Cash	(300.5)	(100.0)	(309.6)	(100.0)	(376.2)	(100.0)	(283.1)	(100.0)
Net Debt	**$2,227.8**	**$1,841.0**	**$2,121.1**	**$1,825.2**	**$1,933.4**	**$1,796.2**	**$1,912.5**	**$1,545.1**
Covenant - as calculated		**3.41 x**		**3.07 x**		**2.79 x**		**2.32 x**
- with full cash		**3.04 x**		**2.71 x**		**2.36 x**		**2.05 x**
Covenant per Credit Agreement		4.40 x		4.40 x		4.25 x		4.25 x

(a) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses; includes proforma Adjusted EBITDA as well as anticipated synergies for acquired businesses.

(b) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.

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Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash instead of a maximum level of $100 million. Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation based on Senior Debt only not to exceed 4.25x Rockwood at 2.05x at Sept. 30 (using total Cash) 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

Free Cash Flow ($M) Third Quarter 2010 Year-to-Date 2010 Adjusted EBITDA $169.1 $506.3 WC Change (a) 52.6 5.7 Cash Taxes (b) (9.6) (23.6) Cash Interest (c) (38.4) (121.1) Cash From Operating Activities (d) $173.7 $367.3 CAPEX (e) (44.0) (115.3) Free Cash Flow $129.7 $252.0 (a) (b) Represents current portion of income tax provision. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) Excludes $2.2 million for the third quarter and $16.7 million for the first nine months of 2010 of special items and other, net. (e) CAPEX net of proceeds on sale of property, plant and equipment. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures.

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($M) 2010 2009 2010 2009 Net income attributable to Rockwood Holdings, Inc. 40.5 10.1 129.8 10.3 Net income (loss) attributable to noncontrolling interest 3.0 (0.6) 5.2 (6.2) Net income 43.5 9.5 135.0 4.1 Income tax provision 20.7 13.0 53.4 6.9 Loss (income) from discontinued operations, net of tax - 0.1 - (3.3) Income from continuing operations before taxes 64.2 22.6 188.4 7.7 Interest expense, net 38.6 53.6 116.7 131.4 Depreciation and amortization 63.5 71.5 193.4 208.5 Restructuring and other severance costs 1.5 4.2 4.9 16.0 Systems/organization establishment expenses 0.1 2.4 1.5 5.5 Acquisition and disposal costs 0.4 - 1.0 - Loss on early extinguishment of debt 1.6 0.9 1.6 26.6 Loss (gain) on sale of assets and other 0.1 (0.4) 0.2 (0.3) Foreign exchange gain, net (0.9) (4.5) (0.8) (15.4) Other - 0.8 (0.6) 5.6 Total Adjusted EBITDA $169.1 $151.1 $506.3 $385.6 Year-to-Date Third Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Third Quarter

($M) Third Quarter 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**37.6**	**11.8**	**14.0**	**20.8**	**4.6**	**(24.6)**	**64.2**
Interest expense, net	15.1	7.6	4.2	6.8	2.5	2.4	38.6
Depreciation and amortization	18.4	14.0	16.2	12.0	1.9	1.0	63.5
Restructuring and other severance costs	0.1	0.3	-	0.7	0.3	0.1	1.5
Systems/organization establishment expenses	0.1	-	-	-	-	-	0.1
Acquisition and disposal costs	(0.1)	0.1	-	-	-	0.4	0.4
Loss on early extinguishment of debt, net	0.7	0.3	-	0.4	0.1	0.1	1.6
Loss on sale of assets and other	0.1	-	-	-	-	-	0.1
Foreign exchange (gain) loss, net	(1.2)	(0.1)	-	(0.4)	-	0.8	(0.9)
Other	-	0.1	(0.2)	-	-	0.1	-
Total Adjusted EBITDA	**$70.8**	**$34.1**	**$34.2**	**$40.3**	**$9.4**	**$(19.7)**	**$169.1**

Third Quarter 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**33.4**	**2.0**	**(2.5)**	**8.0**	**2.7**	**(21.0)**	**22.6**
Interest expense, net	18.7	8.5	6.4	9.7	2.8	7.5	53.6
Depreciation and amortization	18.3	15.9	19.5	13.4	3.0	1.4	71.5
Restructuring and other severance costs	2.3	1.0	0.1	0.7	0.1	-	4.2
Systems/organization establishment expenses	0.2	0.6	1.1	0.1	-	0.4	2.4
Loss on early extinguishment of debt	1.1	0.2	-	0.3	0.1	(0.8)	0.9
Gain on sale of assets and other	(0.4)	-	-	-	-	-	(0.4)
Foreign exchange (gain) loss, net	(5.4)	(0.1)	-	(0.8)	-	1.8	(4.5)
Other	(0.1)	0.2	-	-	0.1	0.6	0.8
Total Adjusted EBITDA	**$68.1**	**$28.3**	**$24.6**	**$31.4**	**$8.8**	**$(10.1)**	**$151.1**

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – Year-to-Date

($M) Year-to-Date 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**115.8**	**30.6**	**32.3**	**58.4**	**14.7**	**(63.4)**	**188.4**
Interest expense, net	46.4	22.9	12.1	22.2	7.5	5.6	116.7
Depreciation and amortization	54.9	42.9	50.0	36.5	6.0	3.1	193.4
Restructuring and other severance costs	0.7	2.9	-	0.8	0.3	0.2	4.9
Systems/organization establishment expenses	0.8	0.3	0.3	0.1	-	-	1.5
Acquisition and disposal costs	0.4	0.1	-	-	-	0.5	1.0
Loss on early extinguishment of debt, net	0.7	0.3	-	0.4	0.1	0.1	1.6
Loss on sale of assets and other	0.2	-	-	-	-	-	0.2
Foreign exchange (gain) loss, net	(1.3)	-	-	(0.5)	-	1.0	(0.8)
Other	(0.6)	0.6	(0.2)	-	-	(0.4)	(0.6)
Total Adjusted EBITDA	**$218.0**	**$100.6**	**$94.5**	**$117.9**	**$28.6**	**$(53.3)**	**$506.3**
Year-to-Date 2009							
Income (loss) - cont. ops. before taxes	**59.7**	**(8.6)**	**(14.2)**	**(1.5)**	**8.7**	**(36.4)**	**7.7**
Interest expense, net	48.6	23.0	21.0	25.9	7.4	5.5	131.4
Depreciation and amortization	54.9	46.4	56.2	38.1	8.3	4.6	208.5
Restructuring and other severance costs	4.4	5.6	0.1	5.5	0.2	0.2	16.0
Systems/organization establishment expenses	0.6	1.7	2.5	0.3	-	0.4	5.5
Loss on early extinguishment of debt	11.6	2.4	-	7.2	0.8	4.6	26.6
Gain on sale of assets and other	(0.3)	-	-	-	-	-	(0.3)
Foreign exchange gain, net	(6.0)	-	-	(0.2)	-	(9.2)	(15.4)
Other	2.4	0.7	-	-	0.1	2.4	5.6
Total Adjusted EBITDA	**$175.9**	**$71.2**	**$65.6**	**$75.3**	**$25.5**	**$(27.9)**	**$385.6**

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Constant Currency Effect on Results – Third Quarter ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals 22.1 8.5 (12.2) 34.3 13.1 Performance Additives 5.6 3.1 (6.3) 11.9 6.5 Titanium Dioxide Pigments 15.2 8.6 (20.4) 35.6 20.1 Advanced Ceramics 22.4 20.6 (11.3) 33.7 31.0 Specialty Compounds 9.1 16.6 (1.2) 10.3 18.8 Corporate and Other 0.3 18.8 (0.2) 0.5 31.3 Total Net Sales $74.7 9.5% $(51.6) $126.3 16.1 % Adjusted EBITDA Specialty Chemicals 2.7 4.0 (2.4) 5.1 7.5 Performance Additives 5.8 20.5 (1.3) 7.1 25.1 Titanium Dioxide Pigments 9.6 39.0 (3.6) 13.2 53.7 Advanced Ceramics 8.9 28.3 (3.8) 12.7 40.4 Specialty Compounds 0.6 6.8 (0.2) 0.8 9.1 Corporate and Other (9.6) (95.0) 0.3 (9.9) (98.0) Total Adjusted EBITDA $18.0 11.9% $(11.0) $29.0 19.2 % Change: Third Quarter 2010 versus 2009 (a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period. (a)

Constant Currency Effect on Results – Year-to-Date ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals 137.5 19.0 (0.7) 138.2 19.1 Performance Additives 46.8 9.0 (5.3) 52.1 10.1 Titanium Dioxide Pigments 83.3 17.3 (23.5) 106.8 22.2 Advanced Ceramics 91.7 31.2 (12.0) 103.7 35.3 Specialty Compounds 32.4 20.6 0.5 31.9 20.3 Corporate and Other 1.0 24.4 (0.2) 1.2 29.3 Total Net Sales $392.7 18.0% $(41.2) $433.9 19.9 % Adjusted EBITDA Specialty Chemicals 42.1 23.9 (0.5) 42.6 24.2 Performance Additives 29.4 41.3 (1.5) 30.9 43.4 Titanium Dioxide Pigments 28.9 44.1 (4.3) 33.2 50.6 Advanced Ceramics 42.6 56.6 (4.0) 46.6 61.9 Specialty Compounds 3.1 12.2 0.1 3.0 11.8 Corporate and Other (25.4) (91.0) 0.3 (25.7) (92.1) Total Adjusted EBITDA $120.7 31.3% $(9.9) $130.6 33.9 % Change: Year-to-Date 2010 versus 2009 (a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period. (a)

Reconciliation of Net Income/EPS – Third Quarter and Year-to-Date 2009 Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $10.2 $0.14 $7.0 $0.09 Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.2 0.04 12.5 0.17 Systems/organization establishment expenses 1.6 0.02 3.8 0.05 Loss on early extinguishment of debt 0.7 0.01 19.4 0.26 Tax allocation from other comprehensive income 1.3 0.02 - - Mark-to-market swap loss 1.0 0.01 - - Other 0.7 0.01 4.3 0.06 Subtotal 8.5 0.11 40.0 0.54 Adjustments to income from continuing operations: Mark-to-market swap gain - - (3.2) (0.04) Impact of tax related items (1.1) (0.02) (1.9) (0.03) Gains on asset sales and other (0.3) - (0.2) - Foreign exchange gains on financing activities (3.3) (0.04) (19.8) (0.27) Tax allocation from other comprehensive income - - (0.3) - Subtotal (4.7) (0.06) (25.4) (0.34) Total adjustments 3.8 0.05 14.6 0.20 As adjusted $14.0 $0.19 $21.6 $0.29 Weighted average number of diluted shares outstanding 75,520 74,372 Third Quarter 2009 Year-to-Date 2009 (a) The tax effects of the adjustments are benefits of $0.6 million for the third quarter 2009 and $20.0 million for the first nine months 2009, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – Year-to-Date 2010 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $188.4 $53.4 $(5.2) $129.8 Adjustments to expenses from continuing operations: Restructuring and other severance costs 4.9 0.6 (0.9) 3.4 Loss on early extinguishment of debt 1.6 0.2 1.4 Systems/organization establishment expenses 1.5 0.4 (0.1) 1.0 Other 0.7 (0.1) 0.1 0.9 Adjustments to income from continuing operations: Mark-to-market swap gain (b) (9.0) (1.5) 0.8 (6.7) Impact of tax related items (c) - 4.8 (4.8) Foreign exchange gains on financing activities (d) (0.8) - (0.1) (0.9) As adjusted $187.3 $57.8 $(5.4) $124.1 (c) Represents the impact of tax rate changes, settlement of certain tax positions related to acquisition accounting and a benefit related to a functional currency change. (d) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. Year-to-Date 2010 (b) MTM gain / loss in the US is not tax effected because of valuation allowances. (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances.

Tax Provision Reconciliation 2009

($M)	Third Quarter 2009				Year-to-Date 2009			
	Income (loss) from cont. ops. before taxes and noncontrolling interest	Income tax provision (benefit) [a]	Net income attributable to noncontrolling interest	Income from continuing operations	Income (loss) from cont. ops. before taxes and noncontrolling interest	Income tax provision (benefit) [a]	Net income attributable to noncontrolling interest	Income from continuing operations
As reported	$22.6	$13.0	$0.6	$10.2	$7.7	$6.9	$6.2	$7.0
Adjustments to expenses from continuing operations:								
Restructuring and other severance costs	4.2	1.0		3.2	16.0	3.5		12.5
Systems/organization establishment expenses	2.4	0.5	(0.3)	1.6	5.5	1.0	(0.7)	3.8
Loss on early extinguishment of debt	0.9	0.2		0.7	26.6	7.2		19.4
Tax allocation from other comprehensive income	-	(1.3)		1.3				
Mark-to-market swap loss [b]	1.3	0.3		1.0				
Other	0.8	0.1		0.7	5.6	1.3		4.3
Adjustments to income from continuing operations:								
Mark-to-market swap gain [b]					(1.3)	1.0	(0.9)	(3.2)
Impact of tax related items	-	1.1		(1.1)	-	1.9		(1.9)
Gains on asset sales and other	(0.4)	(0.1)		(0.3)	(0.3)	(0.1)		(0.2)
Foreign exchange gains on financing activities [C]	(4.5)	(1.2)		(3.3)	(15.4)	4.5	0.1	(19.8)
Tax allocation from other comprehensive income					-	0.3		(0.3)
As adjusted	$27.3	$13.6	$0.3	$14.0	$44.4	$27.5	$4.7	$21.6

(a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances.

(b) MTM gain / loss in the US is not tax effected because of valuation allowances.

(c) Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary.

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Reconciliation of Net Cash to Adjusted EBITDA Third Quarter Year-to-Date ($M) 2010 2010 Net cash provided by operating activities $171.5 $350.6 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions (52.4) 3.5 Current portion of income tax provision 9.6 23.6 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 38.4 121.1 Restructuring and other severance costs 1.5 4.9 Systems/organization establishment expenses 0.1 1.5 Bad debt provision (0.1) 0.5 Other 0.5 0.6 Adjusted EBITDA $169.1 $506.3